Exhibit 21

SUBSIDIARIES

OF

CABLEVISION SYSTEMS CORPORATION

Name	State Of Organization
CSC HOLDINGS, LLC.*	DELAWARE
doing business as Cablevision of Bayonne	NEW JERSEY
doing business as Cablevision of New Jersey	NEW JERSEY
doing business as Cablevision of East Hampton	NEW YORK
doing business as Cablevision of Dutchess County	NEW YORK
doing business as Cablevision of Westchester	NEW YORK
doing business as Cablevision of Hauppauge	NEW YORK

* including all subsidiaries of CSC Holdings, LLC

SUBSIDIARIES

OF

CSC HOLDINGS, LLC

1015 TIFFANY STREET CORPORATION	DELAWARE
1047 E 46TH STREET CORPORATION	DELAWARE
1070 JERICHO TURNPIKE CORP.	DELAWARE
111 NEW SOUTH ROAD CORPORATION	DELAWARE
1111 STEWART CORPORATION	DELAWARE
1144 ROUTE 109 CORP.	DELAWARE
151 S. FULTON STREET CORPORATION	DELAWARE
2234 FULTON STREET CORPORATION	DELAWARE
389 ADAMS STREET CORPORATION	DELAWARE
4CONNECTIONS LLC	NEW JERSEY
A-R CABLE SERVICES - NY, INC.	NEW YORK
BBHI HOLDINGS LLC	DELAWARE
BRESNAN BROADBAND HOLDINGS, LLC	DELAWARE
BRESNAN MICROWAVE OF MONTANA, LLC	DELAWARE
BRESNAN DIGITAL SERVICES, LLC	DELAWARE
BRESNAN COMMUNICATIONS, LLC	DELAWARE
BRESNAN BROADBAND OF COLORADO, LLC doing business as Optimum	COLORADO
BRESNAN BROADBAND OF MONTANA, LLC doing business as Optimum MT	MONTANA
BRESNAN BROADBAND OF UTAH, LLC doing business as Optimum UT	UTAH
BRESNAN BROADBAND OF WYOMING, LLC doing business as Optimum	WYOMING
CABLEVISION DISASTER RELIEF FUND	DELAWARE
CABLEVISION LIGHTPATH CT LLC	DELAWARE
CABLEVISION LIGHTPATH NJ LLC	DELAWARE
CABLEVISION LIGHTPATH , INC.	DELAWARE
CABLEVISION MEDIA SALES CORPORATION	DELAWARE
CABLEVISION NYI L.L.C.	DELAWARE

CABLEVISION OF BROOKHAVEN, INC.	DELAWARE
CABLEVISION OF HUDSON COUNTY, LLC	DELAWARE
CABLEVISION OF LITCHFIELD, INC.	DELAWARE
CABLEVISION OF MONMOUTH, LLC	DELAWARE
CABLEVISION OF NEW JERSEY, LLC	DELAWARE
CABLEVISION OF NEWARK	NEW YORK
CABLEVISION OF OAKLAND, LLC	DELAWARE
CABLEVISION OF OSSINING LIMITED PARTNERSHIP	MASSACHUSETTS
CABLEVISION OF PATERSON, LLC	DELAWARE
doing business as Cablevision of Allamuchy	NEW JERSEY
CABLEVISION OF ROCKLAND/RAMAPO, LLC	DELAWARE
CABLEVISION OF SOUTHERN WESTCHESTER, INC.	NEW YORK
CABLEVISION OF WAPPINGERS FALLS, INC.	DELAWARE
CABLEVISION OF WARWICK, LLC	DELAWARE
CABLEVISION PCS MANAGEMENT, INC.	DELAWARE
CABLEVISION REAL ESTATE CORPORATION	NEW YORK
CABLEVISION SYSTEMS BROOKLINE CORPORATION	DELAWARE
CABLEVISION SYSTEMS DUTCHESS CORPORATION	NEW YORK
CABLEVISION SYSTEMS EAST HAMPTON CORPORATION	NEW YORK
CABLEVISION SYSTEMS GREAT NECK CORPORATION	NEW YORK
CABLEVISION SYSTEMS HUNTINGTON CORPORATION	NEW YORK
CABLEVISION SYSTEMS ISLIP CORPORATION	NEW YORK
CABLEVISION SYSTEMS LONG ISLAND CORPORATION	NEW YORK
CABLEVISION SYSTEMS NEW YORK CITY CORPORATION	DELAWARE
CABLEVISION SYSTEMS SUFFOLK CORPORATION	NEW YORK
CABLEVISION SYSTEMS WESTCHESTER CORPORATION	NEW YORK
CCG HOLDINGS, LLC	DELAWARE
doing business as Clearview Cinemas	NEW YORK
doing business as Clearview Cinemas	NEW JERSEY
doing business as Clearview Cinemas	PENNSYLVANIA
CORAM ROUTE 112 CORPORATION	DELAWARE
CSC ACQUISITION - MA, INC.	DELAWARE
CSC ACQUISITION - NY, INC.	NEW YORK
CSC ACQUISITION CORPORATION	DELAWARE
CSC GATEWAY, LLC	DELAWARE
CSC INVESTMENTS INC.	DELAWARE
CSC MVDDS LLC	DELAWARE
CSC NASSAU II, LLC	DELAWARE
CSC OPTIMUM HOLDINGS, LLC	DELAWARE
CSC T HOLDINGS I, INC.	DELAWARE
CSC T HOLDINGS II, INC.	DELAWARE
CSC T HOLDINGS III, INC.	DELAWARE
CSC T HOLDINGS IV, INC.	DELAWARE
CSC TECHNOLOGY, LLC	DELAWARE

CSC TKR, LLC doing business as	DELAWARE
Cablevision of Morris	NEW JERSEY
Cablevision of Hamilton	NEW JERSEY
Cablevision of Raritan Valley	NEW JERSEY
Cablevision of Elizabeth	NEW JERSEY
CSC TRANSPORT II, INC.	DELAWARE
CSC TRANSPORT III, INC.	DELAWARE
CSC TRANSPORT IV, INC.	DELAWARE
CSC TRANSPORT, INC.	DELAWARE
CSC VT, INC.	VERMONT
DTV NORWICH LLC	DELAWARE
doing business as Clearband	FLORIDA
FROWEIN ROAD CORPORATION	DELAWARE
KNOLLWOOD DEVELOPMENT CORP.	DELAWARE
LIGHTPATH VOIP, LLC	DELAWARE
MSG VARSITY NETWORK LLC	DELAWARE
doing business as MSG Varsity Network Limited Liability Company	NEW JERSEY
MSGVN LLC	DELAWARE
N12N LLC	DELAWARE
NEWS 12 COMPANY doing business as News 12 Long Island	NEW YORK
NEWS 12 CONNECTICUT LLC doing business as News 12 Connecticut LLC of Delaware	NEW YORK
NEWS 12 HOLDING LLC doing business as News 12 Holding LLC of Delaware	NEW YORK
NEWS 12 II HOLDING CORPORATION	DELAWARE
NEWS 12 INTERACTIVE LLC doing business as News 12 Interactive LLC of Delaware	NEW YORK
NEWS 12 NETWORKS LLC	DELAWARE
NEWS 12 NEW JERSEY II HOLDING LLC	NEW YORK
NEWS 12 NEW JERSEY L.L.C.	DELAWARE
NEWS 12 NEW JERSEY HOLDING LLC	NEW YORK
NEWS 12 THE BRONX HOLDING LLC	DELAWARE
NEWS 12 THE BRONX, L.L.C.	DELAWARE
NEWS 12 TRAFFIC AND WEATHER LLC	DELAWARE
NEWS 12 WESTCHESTER LLC doing business as News 12 Westchester LLC of Delaware	NEW YORK
NEWSDAY HOLDINGS LLC	DELAWARE
NEWSDAY LLC	DELAWARE
NMG HOLDINGS, INC.	DELAWARE
NY OV LLC	DELAWARE
OV LLC	DELAWARE
PETRA CABLEVISION CORP.	NEW YORK
PRINCETON VIEDO IMAGE ISRAEL, LTD	ISRAEL
PVI HOLDINGS, LLC	DELAWARE
PVI PHILIPPINES CORPORATION	DELAWARE
PVI VIRTUAL MEDIA SERVICES, LLC	DELAWARE
R PROGRAMMING PARTNERS LLC	DELAWARE
RAINBOW MVDDS COMPANY LLC	DELAWARE
RASCO HOLDINGS LLC	DELAWARE
RMVDDS LLC	DELAWARE
doing business as OMGFAST!	FLORIDA
SAMSON CABLEVISION CORP.	NEW YORK
SUFFOLK CABLE CORPORATION	NEW YORK
SUFFOLK CABLE OF SHELTER ISLAND, INC.	NEW YORK
SUFFOLK CABLE OF SMITHTOWN, INC.	NEW YORK
TELERAMA, INC.	OHIO
THE NEW YORK INTERCONNECT L.L.C.	DELAWARE
TRISTATE DIGITAL GROUP LLC	DELAWARE